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                                                                   Exhibit 10.26

                   FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

         THIS FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT (this "Amendment")dated as of December 2, 2002, is entered into among NORDSTROM PRIVATE LABEL RECEIVABLES LLC (the "Transferor"), NORDSTROM, fsb (the "Servicer"), FALCON ASSET SECURITIZATION CORPORATION (the "Conduit Purchaser"), BANK ONE, NA (MAIN OFFICE CHICAGO), as agent (in such capacity, the "Agent") and as committed purchaser (in such capacity, the "Committed Purchaser").

                                   BACKGROUND

         1. The Transferor, Servicer, Conduit Purchaser, Agent and Committed Purchaser are parties to the Note Purchase Agreement dated as of December 4, 2001 (as amended through the date hereof, the "Agreement");and

         2. The parties hereto desire to amend the Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

         SECTION 2. Amendment of Definition of Commitment Expiry Date. The definition of the term "Purchase Expiration Date" contained in Section 1 of the Agreement is hereby amended by deleting the reference to "the date which is 364 days from the date of this Note Purchase Agreement" where it appears in such definition and substituting therefor the date "December 2, 2003,".

         SECTION 3. Miscellaneous. The Agreement, as amended hereby, remains in full force and effect. Any reference to the Agreement from and after the date hereof shall be deemed to refer to the Agreement as amended hereby, unless otherwise expressly stated. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. This Amendment may be executed by the parties hereto in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed to be an original, and all such counterparts shall when taken together constitute but one and the same Amendment.

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         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    NORDSTROM PRIVATE LABEL
                                    RECEIVABLES LLC,
                                    as Transferor

                                    By: /s/ Kevin T. Knight
                                       ---------------------------------
                                      Name:  Kevin T. Knight
                                      Title: President

                                    NORDSTROM fsb,
                                    as Servicer

                                    By: /s/ Carol S. Powell
                                       ---------------------------------
                                      Name:  Carol S. Powell
                                      Title: Treasurer

                                       S-1                    First Amendment to
                                                         Note Purchase Agreement

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                                    FALCON ASSET SECURITIZATION
                                    CORPORATION
                                    as Conduit Purchaser

                                    By: /s/ William Hendricks
                                       ---------------------------------
                                      Name:  William Hendricks
                                      Title: Authorized Signer

                                    BANK ONE, NATIONAL ASSOCIATION,
                                    as Agent

                                    By: /s/  William Hendricks
                                       ---------------------------------
                                      Name:  William Hendricks
                                      Title: Director, Capital Markets

                                    BANK ONE, NATIONAL ASSOCIATION,
                                    as a Committed Purchaser

                                    By: /s/ William Hendricks
                                       ---------------------------------
                                      Name:  William Hendricks
                                      Title: Director, Capital Markets
                                      Purchaser Percentage: 100%

                                       S-2                    First Amendment to
                                                         Note Purchase Agreement